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                       AMENDMENT OF COMMERCIAL CREDIT AGREEMENT

This Amendment of Commercial Credit Agreement ("Amendment") is made and entered into this 2nd day of May 1995 by and between SANWA BANK CALIFORNIA (the "Bank") and NOVELLUS SYSTEMS, INC. (the "Borrower") with respect to the following:

This Amendment shall be deemed to be a part of and subject to that certain commercial credit agreement between the parties hereto and dated as of June 13, 1994, as it may have been or be amended from time to time, and any and all addenda, riders, exhibits and schedules therto (collectively, the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

WHEREAS, the Borrower and the Bank mutually desire to extend, amend and/or modify the Agreement.

NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

1. EXTENSION OF EXPIRATION DATE OF THE LINE OF CREDIT FACILITY. The Expiration Date of the Line of Credit Facility contained in the Agreement, which is currently April 30, 1995, shall be modified and extended to be April 30, 1997.

2. REVISED REPAYMENT OF PRINCIPAL. The first sentence contained in Section 2.02.D of the Agreement is modified and amended to read as follow: Unless sooner due in accordance with the terms of this Agreement, on April 30, 1997 the Borrower hereby promises and agrees to pay to the Bank in full the aggregate unpaid principal balance of all Advances then outstanding, together with all accrued and unpaid interest thereon.

3. EXTENSION OF EXPIRATION OF THE LETTER OF CREDIT FACILITY. The Expiration of the Letter of Credit Facility contained in the Agreement which is currently April 30, 1995, shall be modified and extended to be April 30, 1997 and no Letter of Credit shall expire on a date which is 90 days after such date.

4. REVISED DEBT TO NET WORTH RATIO. Section 5.11 (ii) of the Agreement is modified and amended to read as follows: A debt to effective tangible net worth ratio of not more than .50 to 1.00.

5. REVISED EFFECTIVE TANGIBLE NET WORTH. Section 5.11 (iii) of the Agreement is modified and amended to read as follows: A minimum effective tangible net worth of not less then $175,000,000.00.

6. INCORPORATION INTO AGREEMENT. On and after the effective date of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Agreement shall mean and be referenced to the Agreement as amended by this Amendment.

7. NO WAIVER. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Bank under, the Agreement.

8. CONFIRMATION OF OTHER TERMS AND CONDITIONS. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement which are unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.


IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:                                   BORROWER:

SANWA BANK CALIFORNIA                   NOVELLUS SYSTEMS, INC.


BY:  /s/ Jullian Matthew                BY:  /s/ William J. Wall
   --------------------------------        -------------------------------------
   NAME/TITLE                              WILLIAM J. WALL, VICE PRESIDENT

                                        BY:  /s/ John P. Root
                                           -------------------------------------
                                           JOHN P. ROOT, TREASURER

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